SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):        10/25/01


Residential Asset Mortgage Products, GMACM Mortgage PT Certs, Series 2001-J4 (Exact name of registrant as specified in its charter)


Delaware            333-42510            41-1955181
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


8400 Normandale Lake Blvd., Ste. 250
Minneapolis, MN                                     55437
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:
Item 5. Other Events

        On October 25, 2001 a scheduled distribution was made from the Trust to holders of the Certificates.  The Trustee has caused to be filed with
        the Commission, the Monthly Report dated         10/25/01
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                    Date:
                    Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report D        10/25/01


GMACM Mortgage Pass-Through Certificates
  Series 2001-J4

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:       October 25, 2001

DISTRIBUTION SUMMARY

                                     Beg
           Original    Current Principal      Principal
  Class Face Value                Amount          Amount
A-1         25000000               24,791           410,583.93
A-2        178722000             177,228,        2,935,215.21
A-3         25000000               24,791 NA
A-4         34596000               34,596                        -
A-5         18000000               18,000                        -
A-6         29735000               29,735                        -
PO            890104                    8                 875.51
IO         269442837             267,759,            NA
M-1          4906500                 4,90               3,907.82
M-2          2081500                 2,07               1,657.83
M-3          1338000                 1,33               1,065.66
B-1           892100                    8                 710.52
B-2           594700                    5                 473.65
B-3           594754                    5                 473.70
R-1              100                                             -
R-2              100                                             -
TOTAL:     297350858             295,638,        3,354,963.83

            Current
        Pass-Through            Interest
Class          Rate      Distributed (1)
A-1         6.50000%                    134,284.69
A-2         6.75000%                    996,907.67
A-3         0.25000%                       5,164.80
A-4         6.75000%                    194,602.50
A-5         6.70000%                    100,500.00
A-6         6.75000%                    167,259.38
PO               NA                                  -
IO          0.43314%                     96,647.43
M-1         6.75000%                     27,577.27
M-2         6.75000%                     11,699.19
M-3         6.75000%                       7,520.31
B-1         6.75000%                       5,014.10
B-2         6.75000%                       3,342.55
B-3         6.75000%           $3,342.85
R-1         6.75000%               $0.21
R-2         6.75000%               $0.00
TOTAL:                     $1,753,862.95


                            Certificate          Ending
        Realized Los            Interest    Current Prin
          Principal           Shortfall          Amount
Class
A-1                                             24,380,436.44
A-2                                           174,292,814.52
A-3      NA                                     24,380,436.44
A-4                                             34,596,000.00
A-5                                             18,000,000.00
A-6                                             29,735,000.00
PO                                   NA             888,296.89
IO              NA                            264,432,986.52
M-1                                              4,898,718.78
M-2                                              2,078,198.95
M-3                                              1,335,878.07
B-1                                                 890,685.22
B-2                                                 593,756.87
B-3                                                 593,810.49
R-1                                                              -
R-2                                                              -
TOTAL:                                        292,283,596.23
AMOUNTS PER $1,000 UNIT
                                                               Ending
                                    Prin             Int    Curr Prin
Class   Cusip               Distribution    Distribution       Amount
A-1     36185NLB4             16.42335720      5.37138760 975.21745760
A-2     36185NLC2             16.42335700      5.57797960 975.21745795
A-3     36185NLD0              0.00000000      0.20659200 975.21745760
A-4     36185NLE8              0.00000000      5.625000001000.00000000
A-5     36185NLF5              0.00000000      5.583333331000.00000000
A-6     36185NLG3              0.00000000      5.625000171000.00000000
PO      36185NLH1              0.98360421      0.00000000 997.96982141
IO      36185NLJ7              0.00000000      0.35869363 981.40662956
M-1     36185NLM0              0.79645776      5.62055844 998.41409966
M-2     36185NLN8              0.79645867      5.62055729 998.41409845
M-3     36185NLP3              0.79645740      5.62056054 998.41410314
B-1     36185NLQ1              0.79645780      5.62055823 998.41410156
B-2     36185NLR9              0.79645199      5.62056499 998.41410795
B-3     36185NLS7              0.79646414      5.62056183 998.41409985
R-1     36185NLK4              0.00000000      2.11281505   0.00000000
R-2     36185NLL2              0.00000000      0.00000000   0.00000000

        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GMACM Mortgage Pass-Through Certificates
  Series 2001-J4


                        By: /s/ Keith Richardson
                        Name:  Keith Richardson
                        Title:  Vice President
                        Bank One, NA